Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended June 30, 2010

Accounting Method:    ☒  Accrual Basis            ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.
Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No
Please answer the questions below:

1. Is the business still operating?	X		_____

2. Were any assets (other than inventory) sold this month?	_____		X

3. Were all employees timely paid this month?	X		_____

4. Are all insurance policies and operating licenses current and in effect?	X	(2)	_____

5. Did you open any new bank accounts this month?	_____		X

6. Did you deposit all receipts into your DIP account this month?	X		_____

7. Have all taxes been timely paid (payroll, sales, etc.)?	X		_____

8. Are you current on U.S. Trustee quarterly fees payments?	X		_____

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	7/26/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	Workers’ Compensation Insurance will be renewed through July 1, 2011. TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:                        6/1/2010             to             6/30/2010

CASH FLOW SUMMARY

	Current Month		Accumulated

Beginning Cash Balance	$116,601,243	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	174,413		24,343,011
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		21,848,472

Total Cash Receipts	$174,413		$144,596,996

3. Cash Disbursements
Operations	300,243		16,085,620
Debt Service/Secured loan payment			—
Professional fees/U.S. Trustee fees	502,766		10,886,696
Other	—		18,500,000

Total Cash Disbursements	$803,009		$45,472,316

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(628,596)		99,124,680

5. Ending Cash Balance (to Form 2-C)	$115,972,647	(3)	$115,972,647	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$16,075,383		$—	$55,287	$16,020,095
xxxxxxx0805	J.P. Morgan	—	(4)	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,518		—	—	5,518
xxxxxxx2954	New Mexico Bank & Trust	18,066		—	3,546	14,520
xxxxxxx2989	New Mexico Bank & Trust	32,062		—	—	32,062
xxxxxxx5856	New Mexico Bank & Trust	99,984		—	—	99,984
xxxxxxx2842	New Mexico Bank & Trust	3,982,667		—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002		—		1,002
xxxxxxx9639	The Bank of New York Mellon	—		—	—	—
xxxxxxx0989	Bank of America	95,816,800		—	—	95,816,800

		$116,031,481		$—	$58,833	$115,972,647	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case.

Current month beginning cash balance equals the previous month’s ending balance.

(3)	Current Month, Accumulated, and Book cash balances are the same.
(4)	Cash of $132,656 was seized by J.P.Morgan on June 18, 2010. The Chapter 11 Trustee is investigating the seizure.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/3/2010	7141	Thornburg Investment Management	Postage	$70
6/3/2010	7142	Bravo Technical Resources	Contract Services	13,600
6/3/2010	7144	Contract Employee	Contract Services	2,253
6/3/2010	7145	TMST Employee	Expense reimbursement	12
6/3/2010	7146	TMST Employee	Expense reimbursement	718
6/4/2010	7147	Epiq Bankruptcy Solutions, LLC	Professional services	13,599
6/11/2010	Wire	ADP Inc.	Payroll - Direct deposits	25,310
6/14/2010	Wire	ADP, Inc.	Payroll taxes	11,845
6/24/2010	7148	RR Donnelley Receivables, Inc	EDGAR Filings	1,399
6/24/2010	7149	Iron Mountain Information Management	Document Storage	760
6/24/2010	7150	Bravo Technical Resources	Contract Services	15,022
6/24/2010	7151	Len’s Computer Supplies	Info Services	7,451
6/24/2010	7152	Contract Employee	Contract Services	650
6/24/2010	7153	TMST Employee	Expense reimbursement	522
6/24/2010	7154	Hotel Santa Fe	Contract Services	11,041
6/24/2010	7155	Contract Employee	Contract Services	1,994
6/24/2010	7156	KPMG LLP	Professional services	17,013
6/24/2010	7157	TMST Employee	Expense reimbursement	270
6/24/2010	7158	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	324
6/28/2010	Wire	Venable LLP	Professional services	3,055
6/28/2010	Wire	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	44,763
6/28/2010	Wire	Tydings & Rosenberg LLP	Professional services	14,495
6/28/2010	Wire	J.H. Cohn LLP	Professional services	6,764
6/28/2010	Wire	Goldin Associates, LLC	Professional services	190,435
6/28/2010	Wire	Shapiro Sher Guinot & Sandler	Professional services	229,655
6/28/2010	Wire	ADP Inc.	Payroll - Direct deposits	27,845
6/29/2010	7159	TMST Employee	Expense reimbursement	1,745
6/29/2010	7160	Kokopelli Property Management	Professional services	8,300
6/29/2010	7161	Contract Employee	Contract Services	1,799
6/29/2010	Wire	ADP, Inc.	Payroll taxes	13,592

			Total Cash Disbursements	$666,302	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
6/3/2010	Cenlar	Investor P43 P&I Remittance May 2010	$83,699
6/3/2010	Cenlar	Investor Z43 P&I Remittance May 2010	33,932
6/3/2010	US Bank	Credit Risk Advisor Fee	691
6/4/2010	Thomson Reuters	Refund	308
6/8/2010	AON Risk Services Inc.	Refund	12,379
6/9/2010	Cenlar	Cenlar Subservicing Bill May 2009	21,701
6/22/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Mar 2010	9,622
6/25/2010	US Bank	Credit Risk Advisor Fee	685
6/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,072
6/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	443
6/25/2010	Wells Fargo Bank	Reinvestment Income	430
6/28/2010	Deutsche Bank	Reinvestment Income	3

		Total Cash Receipts	$164,964	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/3/2010	15492	FedEX	Shipping	279
6/24/2010	15493	MIDCON Data Services LLC	Document Storage	2,065
6/24/2010	15494	FedEX	Shipping	1,481

			Total Cash Disbursements	$3,825	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
6/18/2010	JP Morgan	Seizure of Cash Balance	132,656

		Total Cash Receipts	$132,656	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/4/2010	ACH	ADP Financial Services	Payroll processing	$93
6/18/2010	ACH	ADP Financial Services	Payroll processing	133

			Total Cash Disbursements	$226	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
6/30/2010	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:                        6/1/2010             to             6/30/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
6/30/2010	Bank of America	Interest	9,449

		Total Cash Receipts	$9,449	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:                        June 30, 2010

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$115,972,647	$16,848,967
Accounts Receivable (from Form 2-E)		964,131	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,265,152	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		118,201,930	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,000,871	533,109

Net Fixed Assets		200,469	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(5,975,361)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$118,047,268	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$463,912	$—
Post-petition Accrued Professional Fees (from Form 2-E)		3,215,396	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):	Contingent obligations (4)	3,547,573	—
	__________________________________	—

Total Post Petition Liabilities		7,226,881	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,628,580	3,664,898,118

Total Pre Petition Liabilities		3,421,628,580	3,664,898,118

TOTAL LIABILITIES		3,428,855,461	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)		3,872,844	—

TOTAL OWNERS’ EQUITY		(3,310,808,193)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$118,047,268	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:                        June 1, 2010             to             June 30, 2010

	Current Month	Post-petition Accumulated Total (1)

Operating Revenue
Interest income (2)	$10,073	$5,553,318
Mortgage servicing income	7,855	21,682,421

Net Operating Revenue	17,928	27,235,739

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	17,928	28,430,815

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	146,770	24,430,581
Rents and Leases	25,000	718,262
Depreciation, Depletion and Amortization	33,412	467,768
Other (list):	—	—
____________	—	—

Total Operating Expenses	205,182	26,512,001

Operating Income / (Loss)	(187,254)	1,918,814

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	12,742,709

Net Non-Operating Income / (Expenses)	—	16,111,611

Reorganization Expenses
Legal and Professional Fees	894,617	13,828,256
Other Reorganization Expense	37,993	329,325

Total Reorganization Expenses	932,610	14,157,581

Net Income / (Loss) Before Income Taxes	(1,119,864)	3,872,844

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$(1,119,864)	$3,872,844

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $12.2 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $7.7 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        June 1, 2010             to             June 30, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld
Federal		$7,800	$7,800	6/14/2010	Wire	$—
	$—	9,089	9,089	6/29/2010	Wire	—

State	—	1,556	1,556	6/14/2010	Wire	—
		1,754	1,754	6/29/2010	Wire	—

FICA Tax Withheld	—	1,245	1,245	6/14/2010	Wire	—
		1,375	1,375	6/29/2010	Wire	—

Employer’s FICA Tax	—	1,245	1,245	6/14/2010	Wire	—
		1,375	1,375	6/29/2010	Wire	—

Unemployment Tax
Federal	—	—	—	6/14/2010	Wire	—
		—	—	6/29/2010	Wire	—

State	—	—	—	6/14/2010	Wire	—
		—	—	6/29/2010	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$25,437	$25,437			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010

General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010

Property (Fire, Theft)	N/A

Vehicle	N/A

Directors & Officers (Excess)	N/A

Directors & Officers (Primary)	N/A

Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2010	10/28/2010

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        6/1/2010             to             6/30/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$883,838
30 to 60 days	—		872,285
61 to 90 days	—		223,341
91 to 120 days	—		234,069
Over 120 days	492,676		1,465,775
Unavailable	345,310	(3)

Total Post Petition	837,986

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	964,131
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$964,131

	Total Post Petition
	Accounts Payable		$3,679,308

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel	$100,000	$—	$3,055		$106,360
Debtor’s Special Counsel (2)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		192
Creditors’ Committee’s Counsel	100,000	99,419	59,259		294,002
Unsecured Creditors’ Financial Advisor	—	—	6,764		5,968
Chapter 11 Trustee (3)	—	75,000	—		600,000
Trustee’s Counsel	—	300,000	229,655		916,398
Trustee’s Financial Advisor	—	260,000	190,435		713,839
Trustee’s Tax Advisor (4)		35,000	—		95,017
Claims Agent	—	17,000	13,598		33,902

Total	$510,304	$786,419	$502,766		$3,215,396

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(3)	Chapter 11 Trustee commision is an estimate based on time spent performing the Trustee function at customary rates. The actual commision awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(4)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on 5/26/10 pursuant to their 2/26/10 engagement letter. Payments for services rendered prior to 2/28/10 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:                        6/1/2010             to             6/30/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:                        June 30, 2010

QUARTERLY DISBURSEMENT CALCULATION

		TMST, Inc., et al.

1.	Disbursements made in calendar quarter
	April 2010	$1,184,444
	May 2010	1,164,556
	June 2010	803,009

	Quarterly Total	$3,152,009

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of June 30, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	304,509	—	—	—	—	—	304,509
Borrower Corporate Advance Balance	(2)	Various	40,332	—	—	—	—	—	40,332
Borrower Inspection Fees	(2)	Various	469	—	—	—	—	—	469

Total Post Petition Accounts Receivable			$837,986	$—	$—	$—	$—	$492,676	$345,310

Pre Petition		Date	Amount
Thomas G. Ennis, Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of June 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days

Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Shapiro Sher Guinot & Sandler	11/30/09	57,752	—	—	—	—	57,752
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Shapiro Sher Guinot & Sandler	12/31/09	33,261	—	—	—	—	33,261
Venable LLP	12/31/09	100,000	—	—	—	—	100,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	01/31/10	41,880	—	—	—	—	41,880
J.H. Cohn LLP	01/31/10	2,799	—	—	—	—	2,799
Quinn Emanuel Urquhart Oliver & Hedges	01/31/10	4,942	—	—	—	—	4,942
Shapiro Sher Guinot & Sandler	01/31/10	39,770	—	—	—	—	39,770
Tydings & Rosenberg LLP	01/31/10	3,856	—	—	—	—	3,856
Venable LLP	01/31/10	3,600	—	—	—	—	3,600
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Goldin Associates, LLC	02/28/10	47,873	—	—	—	—	47,873
J.H. Cohn LLP	02/28/10	1,496	—	—	—	—	1,496
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Quinn Emanuel Urquhart Oliver & Hedges	02/28/10	7,345	—	—	—	—	7,345
Shapiro Sher Guinot & Sandler	02/28/10	59,944	—	—	—	—	59,944
Tydings & Rosenberg LLP	02/28/10	2,930	—	—	—	—	2,930
Venable LLP	02/28/10	660	—	—	—	—	660
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	75,000	—
Goldin Associates, LLC	03/31/10	54,830	—	—	—	54,830	—
Quinn Emanuel Urquhart Oliver & Hedges	03/31/10	8,532	—	—	—	8,532	—
Shapiro Sher Guinot & Sandler	03/31/10	60,045	—	—	—	60,045	—
Tydings & Rosenberg LLP	03/31/10	2,937	—	—	—	2,937	—
Venable LLP	03/31/10	1,400	—	—	—	1,400	—
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	31,325	—
American Stock Transfer & Trust	04/01/10	5,500	—	—	5,500	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of June 30, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	04/30/10	43,606	—	—	43,606	—	—
J.H. Cohn LLP	04/30/10	1,673	—	—	1,673	—	—
Quinn Emanuel Urquhart Oliver & Hedges	04/30/10	10,936	—	—	10,936	—	—
Shapiro Sher Guinot & Sandler	04/30/10	51,254	—	—	51,254	—	—
Tydings & Rosenberg LLP	04/30/10	3,348	—	—	3,348	—	—
Venable LLP	04/30/10	700	—	—	700	—	—
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	31,325	—	—
American Stock Transfer & Trust	05/01/10	5,500	—	5,500
LuciData, Inc.	05/28/10	30,662	—	30,662	—	—	—
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	75,000	—	—	—
Goldin Associates, LLC	05/31/10	265,650	—	265,650	—	—	—
KPMG LLP	05/31/10	60,017	—	60,017	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	05/31/10	71,662	—	71,662	—	—	—
Shapiro Sher Guinot & Sandler	05/31/10	314,372	—	314,372	—	—	—
Tydings & Rosenberg LLP	05/31/10	18,096	—	18,096	—	—	—
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	31,325	—	—	—
American Stock Transfer & Trust	06/01/10	5,500	5,500	—	—	—	—
AON Risk Services	06/01/10	3,283	3,283	—	—	—	—
Epiq Bankruptcy Solutions, LLC	06/09/10	16,902	16,902	—	—	—	—
Aldredge Connors LLP	06/10/10	295	295	—	—	—	—
Bravo Technical Resources	06/23/10	4,788	4,788	—	—	—	—
FedEx	06/25/10	205	205	—	—	—	—
Cenlar	06/30/10	244	244	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	06/30/10	17,000	17,000	—	—	—	—
Goldin Associates, LLC	06/30/10	260,000	260,000	—	—	—	—
KPMG LLP	06/30/10	35,000	35,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/10	70,000	70,000	—	—	—	—
Shapiro Sher Guinot & Sandler	06/30/10	300,000	300,000	—	—	—	—
Tydings & Rosenberg LLP	06/30/10	29,419	29,419	—	—	—	—
Thornburg Mortgage Advisory Co	06/30/10	27,575	27,575	—	—	—	—
TMST Contract Employee	06/30/10	1,300	1,300	—	—	—	—
Workman’s Compensation Tax	06/30/10	30	30	—	—	—	—
Office of the U.S. Trustee	03/31/10	11,375	11,375	—	—	—	—
Payroll Accrual	06/30/10	25,922	25,922	—	—	—	—

Post Petition Accounts Payable		3,679,308	883,838	872,285	223,341	234,069	1,465,775

NOTE: Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending June 30, 2010

EXPLANATORY STATEMENT RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.